Exhibit 10.1

Execution Copy

Meridian Corporation

Up to 1,000,000 Shares of Common Stock
(par value $1.00 per share)

Equity Distribution Agreement

February 20, 2025

D.A. Davidson & Co.

757 3rd Ave

Suite 1902

New York, NY 10017

Ladies and Gentlemen:

Meridian Corporation, a Pennsylvania corporation (the “Company”) and Meridian Bank, a Pennsylvania chartered bank (“Meridian or Bank”) each enter into this Equity Distribution Agreement (this Agreement”), with D.A. Davidson & Co. (the “Distribution Agent”) as follows:

1.              Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Distribution Agent, shares (the “Placement Shares”) of the Company’s common stock, par value $1.00 per share (the “Common Stock”), provided however, that in no event shall the Company issue or sell through the Distribution Agent more than 1,000,000 Placement Shares (the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Distribution Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through the Distribution Agent will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-279631), including a base prospectus relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”). The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares (the “Prospectus Supplement”). The Company will furnish to the Distribution Agent, for use by the Distribution Agent, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated or deemed incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2.              Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify the Distribution Agent (the “Distribution Agent”) by email notice (or other method mutually acceptable to the Parties) (a “Placement Notice”), the form of which is attached hereto as Schedule 1, specifying the number of Placement Shares, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day and any minimum price below which sales may not be made, and such other limitations or restrictions applicable to such Placement. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Distribution Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. Provided that the Company is otherwise in compliance with the terms of this Agreement, the Placement Notice shall be effective immediately upon receipt by the Distribution Agent unless and until (i) the Distribution Agent declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares thereunder has been sold, (iii) the Company suspends or terminates the Placement Notice, or (iv) this Agreement has been terminated under the provisions of Section 13. The amount of any discount, commission or other compensation to be paid by the Company to the Distribution Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Distribution Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Distribution Agent and the Distribution Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of Sections 2 or 3 of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control. Notwithstanding any other provision of this Agreement, (i) the Company shall not offer or sell, or request the offer or sale of, any Shares, (ii) the Company, by notice to the Distribution Agent given by telephone (confirmed promptly by e mail), shall cancel any instructions for the offer or sale of Shares, and (iii) the Distribution Agent shall not be obligated to offer or sell any Shares, unless otherwise agreed to in writing by the parties hereto (which agreement may be contained in a Placement Notice or in such other instructions provided by the Company to the Distribution Agent pursuant to Section 2(b)), during any time or during any period that the Company is in possession of material non-public information.

3.              Sale of Placement Shares by the Distribution Agent. Subject to the terms and conditions of this Agreement, for the period specified in a Placement Notice, the Distribution Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NASDAQ Stock Market LLC (“NASDAQ”), to sell the Placement Shares up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Distribution Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to the Distribution Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Distribution Agent (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of a Placement Notice, the Distribution Agent may sell Placement Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act, including without limitation sales made directly on NASDAQ, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of a Placement Notice, the Distribution Agent may also sell Placement Shares by any other method permitted by law, including but not limited to negotiated transactions. “Trading Day” means any day on which Common Stock is purchased and sold on NASDAQ.

4.              Suspension of Sales. The Company or the Distribution Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time. During the period of any such suspension, the Company shall have no obligations under Section 7(l), Section 7(m) and Section 7(n).

5.              Sale and Delivery to the Distribution Agent; Settlement.

a.              Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Distribution Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Distribution Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law to sell such Placement Shares up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Distribution Agent will be successful in selling Placement Shares, (ii) the Distribution Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Distribution Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under this Agreement, and (iii) the Distribution Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Distribution Agent and the Company.

b.              Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Distribution Agent, after deduction for (i) the Distribution Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

c.              Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Distribution Agent’s or its designee’s account (provided the Distribution Agent shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Distribution Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, then in addition to and in no way limiting the rights and obligations set forth in Section 11(a) hereto, it will (i) hold the Distribution Agent harmless against any loss, claim, damage, or reasonable, documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to the Distribution Agent (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

d.              Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount and (B) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Distribution Agent in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Distribution Agent in writing.

e.              Alternative Arrangements. If the Company wishes to issue and sell the Common Stock other than as set forth in Section 3 of this Agreement (an “Alternative Placement”), it will notify the Distribution Agent of the proposed terms of such Alternative Placement. If the Distribution Agent, acting as principal or agent, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company wishes to accept amended terms, the Distribution Agent and the Company will enter into a terms agreement, setting forth the terms of such Alternative Placement. The terms set forth in such terms agreement will not be binding on the Company or the Distribution Agent unless and until the Company and the Distribution Agent have each executed such terms agreement accepting all of the terms of such terms agreement. In the event of a conflict between the terms of this Agreement and the terms of a terms agreement, the terms of such terms agreement will control.

f.              Sales Through Distribution Agent. The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Common Stock or any other equity security of the Company shall only be effected by or through the Distribution Agent; provided however, that (i) the foregoing limitation shall not apply to (A) exercise of any option, warrant, right or any conversion privilege set forth in the instruction governing such securities, (B) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such person and (ii) such limitation shall not apply (A) on any day during which no sales are made pursuant to this Agreement or (B) during a period in which the Company has notified the Distribution Agent that it will not sell Common Stock under this Agreement and (1) no Placement Notice is pending or (2) after a Placement Notice has been withdrawn.

g.              Trading by the Distribution Agent. The Company consents to the Distribution Agent trading Common Stock for the Distribution Agent’s own accounts and for the accounts of its respective clients at the same time as sale of the Common Stock occurs pursuant to this Agreement.

6.              Representations and Warranties of the Company and the Bank.

a.              Except as disclosed in the Registration Statement or Prospectus (including the Incorporated Documents), and after giving effect to any and every Issuer Free Writing Prospectus (as defined herein), the Company represents and warrants to, and agrees with the Distribution Agent that as of the date of this Agreement and as of each Applicable Time (as defined below), unless such representation, warranty or agreement specifies a different date or time:

(i)              Registration Statement and Prospectus. The Company and, assuming no act or omission on the part of the Distribution Agent that would make such statement untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Prospectus Supplement will name the Distribution Agent as the agent in the section entitled “Plan of Distribution” based solely on the information provided by the Distribution Agent. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Distribution Agent and its counsel. The Company has not distributed and, prior to completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement, the Prospectus, and any Issuer Free Writing Prospectus (as defined below) to which the Distribution Agent has consented. The Common Stock is currently quoted on NASDAQ. The Company has not, in the 12 months preceding the date hereof, received notice from NASDAQ to the effect that the Company is not in material compliance with the listing or maintenance requirements of NASDAQ. The Company has no reason to believe that it will not in the foreseeable future continue to be in material compliance with all such listing and maintenance requirements.

(ii)             No Misstatement or Omission. The Registration Statement, when it became effective, and the Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Applicable Time, the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. The Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, after giving effect to each and every Issuer Free Writing Prospectus (as defined below), on the date of the Prospectus and each amendment and supplement thereto, and at each Applicable Time (as defined below), did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, written information furnished to the Company by any Distribution Agent specifically for use in the preparation thereof.

(iii)            Conformity with Securities Act and Exchange Act. The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(iv)            Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for such adjustments to accounting standards and practices as are noted therein) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Registration Statement, and the Prospectus which are required to be described in the Registration Statement or Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement and the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(v)            Conformity with EDGAR Filing. The Prospectus delivered to the Distribution Agent for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(vi)           Organization and Good Standing. The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below).

(vii)          S-3 Eligibility. (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.1 of Form S-3.

(viii)         Authorization of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any pledge, lien, encumbrance, security interest or other claim arising from an act or omission of a Distribution Agent or a purchaser), including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Placement Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(ix)            No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, and the issuance and sale by the Company of the Placement Shares as contemplated hereby, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) or NASDAQ, including any notices that may be required by Exchange, in connection with the sale of the Placement Shares by the Distribution Agent.

(x)             No Material Adverse Effect. Other than as may be set forth in the Registration Statement or the Prospectus, since the date of the latest audited financial statements included therein (A) neither the Company, nor any of its Subsidiaries (as defined below) has sustained any loss or interference with its business that is material to the Company and its Subsidiaries considered as a whole, whether from fire, explosion, flood or other calamity (and whether or not covered by insurance), or from any labor dispute or any action or order or decree of any federal, state, local or foreign court arbitrator, regulatory authority or governmental agency or body (each, a “Governmental Entity”), and there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change or development that would reasonably be expected to cause a prospective material adverse change in the management, or in the business or business prospects, consolidated financial position, consolidated shareholders’ equity or consolidated results of operations of the Company and its Subsidiaries considered as a whole (a “Material Adverse Effect”); (B) there have been no transactions, other than those in the ordinary course of business, entered into by the Company or any of its Subsidiaries which are material with respect to the Company and its Subsidiaries considered as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(xi)            Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except for liens, encumbrances and defects of title that are described generally in the Registration Statement or the Prospectus or that do not materially affect the value of such property and do not interfere to any material extent with the use made of such property by the Company and its Subsidiaries. Any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere to any material extent with the uses currently being made of such real property and buildings by the Company or its Subsidiaries.

(xii)           Subsidiaries. The Bank has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own its properties and conduct its business as described in in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The deposit accounts of the Bank are insured up to the applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”). All of the issued and outstanding shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and non-assessable; all such shares have been issued in compliance with all federal and state securities laws; no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company or Bank; all such shares are owned directly by the Company and, except as described in the Registration Statement or the Prospectus, are held free and clear of any pledge, lien, encumbrance, security interest, restriction on voting or restriction on transfer or any other claim of any third party. Except for the Bank, the Company does not own or control, directly or indirectly, any corporation or other entity, except for corporations and other entities that do not own any material assets, are not subject to any material liabilities, and individually and in the aggregate would not constitute a significant subsidiary as that term is defined in Rule 1-02(w) of Regulation S-X (each a “Subsidiary” and in the aggregate the “Subsidiaries”).

(xiii)          Capitalization. The Company has an authorized capitalization as set forth in the latest dated of the Registration Statement and the Prospectus under the caption “Capitalization,” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws and conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company or any Subsidiary; and no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Company or any Subsidiary.

(xiv)         The Placement Shares. The Placement Shares to be issued and sold by the Company hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the latest dated of the Registration Statement and the Prospectus.

(xv)          No Rights to Acquire Equity Securities; and No Registration Rights. Except as described in the Registration Statement and the Prospectus, (A) there are no outstanding rights (contractual or other, including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company or any of its Subsidiaries, and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register the offer or sale of any securities of the Company owned or to be owned by such person.

(xvi)         No Conflicts; and No Consents. The issuance and sale of the Placement Shares by the Company pursuant to, and the compliance by the Company and its Subsidiaries with this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of, or constitute a default under, or result in the termination of, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject (collectively, the “Agreements and Instruments”), (B) result in any violation of the provisions of the certificate or articles of incorporation or by-laws of the Company or its Subsidiary, or (C) result in a violation of any law, statute, order, rule or regulation of any Governmental Entity having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or other encumbrance upon any assets or operations of the Company or any Subsidiary pursuant to, any of the Agreements and Instruments, except in the case of clauses (A) and (C) for those conflicts, breaches, violations, defaults, Repayment Events (as defined below) and liens, charges or other encumbrances that are not reasonably expected to result in a Material Adverse Effect. The Company is not required to obtain any consent, approval, authorization or order, or obtain any registration or qualification from or with any Governmental Entity for the issue and sale of the Placement Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (W) the registration of the Placement Shares under the Securities Act, (X) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the issuance and sale of the Placement Shares, (Y) such consents, approvals or authorizations that may be required under the rules and regulations of NASDAQ or FINRA, and (Z) such consents, authorizations or approvals as have been obtained. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary prior to its scheduled maturity.

(xvii)        No Violation or Default. Neither the Company nor its Subsidiary is (A) in violation of its certificate of incorporation, articles of incorporation or by-laws or similar governing documents, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments, except with respect to subsection (B) for such default or defaults that would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(xviii)       Fair Summaries. The statements set forth in the Registration Statement and the Prospectus (a) under the caption “Description of Common Stock,” insofar as they purport to constitute a summary of the terms of the capital stock of the Company, (b) under the caption “Plan of Distribution,” insofar as it purports to constitute a summary of the terms of this Agreement, and (c) under the captions “Material United States Federal Income Tax Considerations For Non-U.S. Holders,” and “Supervision and Regulation” in the Company’s mostly recently filed Annual Report on Form 10-K (which is incorporated by reference into the Prospectus), in each case, insofar as they purport to describe the provisions of the respective laws and documents referred to therein, are accurate and complete in all material respects.

(xix)          NASDAQ Listing. The Company is in compliance in all material respects with the requirements of the NASDAQ Global Market (or such other market tier of NASDAQ on which the Company may then be eligible to list its Stock) for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules and regulations of NASDAQ. The Company has complied and will comply with all requirements of NASDAQ with respect to the issuance of the Placement Shares. To the extent required, the Placement Shares have been approved for listing on NASDAQ.

(xx)           Accounting Controls. Each of the Company and the Subsidiary maintains a system of internal accounting controls that complies in all material respects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxi)          Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) that satisfy the requirements of the Exchange Act that are applicable to it as an issuer of a class of equity securities that is registered under Section 12(b) of the Exchange Act. Since such time as the Company has been subject to the requirements of the Sarbanes-Oxley Act, the Company’s independent registered public accounting firm and the Audit Committee of the Board of Directors of the Company have been advised of (1) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting. Since December 31, 2023, there have been no changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect the Company’s internal control over financial reporting.

(xxii)         Regulatory Proceedings. Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of its business or relates to its capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception that has been asserted by any Regulatory Agency in any report or written statement in connection with any examination of the Company or any Subsidiary which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries or their respective businesses, including, but not limited to, any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits.

(xxiii)        Compliance with Laws. Except as disclosed in the Registration Statement or the Prospectus, the Company and its Subsidiaries are conducting their respective businesses in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of any Governmental Entity (including, without limitation, all regulations and orders of, or agreements with, the Board of Governors of the Federal Reserve system (the “FRB”), the Pennsylvania Department of Banking and Securities and the FDIC) applicable to them, except where the failure to so comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(xxiv)        Governmental Actions. Other than as set forth in the Registration Statement or the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Entity, now pending or, to the Company’s knowledge, threatened or contemplated by Governmental Entities or any other third party, to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject (A) that are required to be disclosed in the Registration Statement by the Securities Act or the Securities Act Regulations and are not disclosed therein or (B) which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xxv)         Description of Agreements and Filing of Exhibits. There are no contracts, instruments or documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or the Securities Act Regulations which have not been so described or filed.

(xxvi)        Governmental Licenses. Each of the Company and its Subsidiaries possess the permits, licenses, approvals, consents and other authorizations of or from any Governmental Entity (collectively, “Governmental Licenses”) that are material to its business as currently conducted. Each of the Company and its Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received from any Governmental Entity any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xxvii)       Environmental Laws. Except as otherwise disclosed in the Registration Statement or the Prospectus, each of the Company and its Subsidiaries is in compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (each an “Environmental Law”), except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and the Company does not know of any circumstances that would materially increase the cost of such compliance or that would prevent or interfere with such compliance in the future in a manner or to an extent that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(xxviii)      Environmental Actions. To the knowledge of the Company, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any claim under any Environmental Law, including common law, against the Company or any of its Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xxix)        Statistical and Market Data. The statistical and market related data contained in the Registration Statement and the Prospectus are based on or derived from sources which the Company believes are reliable and accurate.

(xxx)         Authorization; Authority. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement has been duly and validly taken. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and subject to 12 U.S.C. §1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 11 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws.

(xxxi)        No Stabilization. Neither the Company nor, to the knowledge of the Company, any affiliate of the Company nor, to the knowledge of the Company, any person acting on their behalf has (A) taken, nor will the Company take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares; (B) paid anyone, other than the Distribution Agent, any compensation to offer, sell or solicit offers to buy the Placement Shares to be issued and sold pursuant to this Agreement; or (C) other than in compliance with Regulation M, if and as applicable, has (1) (in the case of the Company and any person acting on their behalf only) sold or offered to sell any Placement Shares, other than the Placement Shares issued and sold through the Distribution Agent pursuant to this Agreement, (2) bid for, purchased or induced any other persons to bid for or purchase any Shares or (3) engaged in any special selling efforts or selling methods with regard to the Shares, including without limitation, presenting at an investor conference or other similar meeting where potential investors may be present (except that no representation is made as to the activities of the Distribution Agent);

(xxxii)       Affiliate Transactions. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations to be described in the Prospectus or any documents incorporated or deemed to be incorporated by reference therein and that is not so described as required.

(xxxiii)       Investment Company Act. Neither the Company nor any of its Subsidiaries is, and after giving effect to the offering and sale of the Placement Shares and after receipt of payment for the Placement Shares and the application of such proceeds as described in the latest dated of the Registration Statement and the Prospectus, will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxiv)      Investment Advisers Act. Except as may be disclosed in the Registration Statement and the Prospectus, any of the Company or its Subsidiaries (A) that is required to be in compliance with, or registered, licensed or qualified pursuant to, the Investment Advisers Act of 1940, as amended (the “Advisers Act”) is in material compliance with, or registered, licensed or qualified pursuant to, the applicable rules and regulations thereunder and, to the extent applicable, such registration, license or qualification is in full force and effect; or (B) that is required to be registered, licensed or qualified as a broker-dealer (as such term is defined in the Investment Company Act) is so registered, licensed or qualified in each jurisdiction where the conduct of its business requires such registration, license or qualification and, to the extent applicable, such registration, license or qualification is in full force and effect, and is in compliance with all applicable laws requiring any such registration, licensing or qualification.

(xxxv)       No Violation of Advisers or Investment Company Act. The offering and sale of the Placement Shares as contemplated by the Registration Statement and the Prospectus will not result in a violation by the Company or Bank of its respective obligations, if any, under the Advisers Act and the rules and regulations promulgated thereunder; and if and to the extent the consummation of the sale and offering of the Placement Shares constitutes an “assignment” within the meaning of such term under the Advisers Act of any of the material management or investment advisory contracts to which the Company or its Subsidiary is a party, the Company or such Subsidiary, as the case may be, has obtained such client consents as are necessary to ensure that such management or investment advisory contracts remain in force and that the Company and its Subsidiaries remain in compliance with the Advisers Act and the rules and regulations promulgated thereunder; nor will consummation of the sale of the Placement Shares adversely affect the ability of the Company and its Subsidiaries to conduct their respective businesses in compliance with applicable law as described in the latest dated of the Registration Statement and the Prospectus, including, but not limited to, providing investment advisory services to clients and funds, whether or not such funds are registered under the Investment Company Act.

(xxxvi)      No Business with Cuba. Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

(xxxvii)     Independent Accountants. Crowe LLP, who have audited the Financial Statements, are independent registered public accountants as required by the Securities Act and the Securities Act Regulations and the Company has been advised by such accountants that they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(xxxviii)    No Labor Disputes. Except as may be set forth in the latest dated of the Registration Statement and the Prospectus, no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent where such dispute would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xxxix)       Insurance. Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary for the respective businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries are in full force and effect and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage from the same or obtain similar coverage from other insurers of recognized financial responsibility as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse Effect; there are no claims by the Company or any of its Subsidiaries under any such policy as to which the Company or any of its Subsidiaries has received notice that any insurance company is denying liability; and there are no claims by the Company or any of its Subsidiaries under any such policy as to which the Company or any of its Subsidiaries has received notice that any insurance company is defending under a reservation of rights where, if coverage was ultimately denied, it would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied where such denial had or is reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(xl)           Taxes. Except as may be set forth in the Registration Statement or the Prospectus, the Company has filed all foreign, United States federal, state and local tax returns that are required to be filed by it, or is eligible for and has requested extensions thereof, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessments, fines or penalties that are currently being contested in good faith or the nonpayment of which is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(xli)           No Restrictions on Subsidiaries. Except as described in the latest dated of the Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(xlii)          Compliance with ERISA. Any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, any of the Subsidiaries or their “ERISA Affiliates” are in compliance with ERISA, except where the failure to be in compliance with ERISA would not result in a Material Adverse Effect. “ERISA Affiliate” means, with respect to the Company or any Subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, any of the Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, any of the Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). None of the Company, its Subsidiaries or any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, any of the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or approval letter from the Internal Revenue Service regarding its qualification under such section and, to the knowledge of the Company and its Subsidiaries, nothing has occurred whether by action or failure to act, which would cause the loss of such qualification.

(xliii)         Intellectual Property. Each of the Company and its Subsidiaries owns or possesses adequate rights to use, or can acquire on reasonable terms ownership or the rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property (other than commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses) necessary for the conduct of their respective businesses, as such businesses are described in the Registration Statement and the Prospectus (collectively, the “Company Intellectual Property”), except where the failure to own or possess such rights or to acquire them are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. To the Company’s knowledge, neither the Company nor its Subsidiaries have infringed or otherwise violated any intellectual property rights of any third person or have breached any contract in connection with which any Company Intellectual Property is provided to the Company and its Subsidiaries and no person has asserted, or to the Company’s knowledge threatened to assert, any claim against the Company or any of its Subsidiaries that (A) the Company or any of its Subsidiaries has infringed or otherwise violated any intellectual property rights of any third person, or (B) the Company or any of its Subsidiaries is in breach or default of any contract under which any Company Intellectual Property is provided. To the Company’s knowledge, except for nonmaterial instances, no third party is infringing or otherwise violating any of the Company Intellectual Property owned by the Company or any of its Subsidiaries.

(xliv)        No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations promulgated thereunder; or (D) made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of a character required to be disclosed in the Registration Statement and the Prospectus that is not described therein.

(xlv)         Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and in material compliance with the money laundering statutes of all jurisdictions to which the Company or its Subsidiary is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity having jurisdiction over the Company or its Subsidiaries (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xlvi)        Compliance with OFAC. Neither the Company nor or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering and sale of the Placement Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xlvii)       Off-Balance Sheet Arrangements. Except as described in the Registration Statement or the Prospectus or in the latest financial statements included therein, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons that are reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(xlviii)      Sarbanes-Oxley Act. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder that currently are effective and applicable to it.

(xlix)         No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Distribution Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Placement Shares.

(l)             Forward Looking Statements. No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or other than in good faith.

(li)            Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Placement Shares, and at each Representation Date, the Company was not, is not and will not be an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(lii)           Exchange Act Filings. The reports filed by the Company pursuant to Section 13(a) of the Exchange Act, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and, when such reports were filed, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(liii)          Proprietary Trading by the Distribution Agent. The Company acknowledges and agrees that the Distribution Agent has informed the Company that the Distribution Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Common Stock for its own account while this Agreement is in effect, and shall be under no obligation to purchase securities on a principal basis pursuant to this Agreement, except as otherwise agreed by a Distribution Agent in the Placement Notice; provided, that no such purchase or sales shall take place while a Placement Notice is in effect (except (i) as agreed by a Distribution Agent in the Placement Notice or (ii) to the extent a Distribution Agent may engage in sales of Placement Securities purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity).

(liv)          Cybersecurity. (A) To the Company’s knowledge, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of any of the Company’s or its Subsidiary’s information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiary), and, any such data processed or stored by third parties on behalf of the Company and its Subsidiary, equipment or technology (collectively, “IT Systems and Data”) which is or should be the subject of a Current Report on Form 8-K pursuant to Item 1.05 thereof , (B) neither the Company nor its Subsidiary have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data which is or should be the subject of a Current Report on Form 8-K pursuant to Item 1.05 thereof ; and (C) the Company and its Subsidiary have implemented controls, policies, procedures, and technological safeguards reasonably believed to be appropriate to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its Subsidiary are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

b.              Except as disclosed in the Registration Statement or Prospectus (including the Incorporated Documents), and after giving effect to any and every Issuer Free Writing Prospectus (as defined herein), the Bank represents and warrants to, and agrees with the Distribution Agent that as of the date of this Agreement and as of each Applicable Time (as defined below), unless such representation, warranty or agreement specifies a different date or time:

(i)             The Bank has been duly chartered and is validly existing as a Pennsylvania state chartered bank in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)            The Bank is not (A) in violation of its charter or by-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property of the Bank or any of its subsidiaries is subject, except in the case of clause (B) for any defaults that would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(iii)           The Bank’s execution and delivery of, and its performance of its obligations under, this Agreement will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which the Bank or any of their subsidiaries is bound or to which any of the property or assets of the Bank or any of their subsidiaries is subject, (B) result in any violation of the provisions of the articles of incorporation or Bylaws of the Bank or (C) violate any statute or any order, rule or regulation of any Governmental Entity having jurisdiction over the Bank or any of its subsidiaries or over any of their properties, except in the case of clauses (A) and (C), for those conflicts, breaches or violations that would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

c.              Any certificate signed by an officer of the Company and/or the Bank and delivered to the Distribution Agent or to counsel for the Distribution Agent pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty made by the Company and/or the Bank, as applicable, to the Distribution Agent under this Section 6 as to the matters set forth therein.

7.              Covenants of the Company. The Company covenants and agrees with each of the Distribution Agent that:

a.              Registration Statement Amendments. After the date of this Agreement and during any period in which a prospectus relating to any Placement Shares is required to be delivered by the Distribution Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) (the “Prospectus Delivery Period”) (i) the Company will notify the Distribution Agent promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference or amendments not related to any Placement, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus related to the Placement or for additional information related to the Placement, (ii) the Company will prepare and file with the Commission, promptly upon the Distribution Agent’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Distribution Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Distribution Agent (provided, however, that the failure of the Distribution Agent to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Distribution Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Distribution Agent shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to the Distribution Agent within a reasonable period of time before the filing and the Distribution Agent has not reasonably objected thereto (provided, however, that (A) the failure of the Distribution Agent to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Distribution Agent’s right to rely on the representations and warranties made by the Company in this Agreement and (B) the Company has no obligation to provide the Distribution Agent any advance copy of such filing or to provide the Distribution Agent an opportunity to object to such filing if the filing does not name the Distribution Agent or does not relate to the transactions herein provided; and provided, further, that the only remedy the Distribution Agent shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to the Distribution Agent at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

b.              Notice of Commission Stop Orders. The Company will advise the Distribution Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Distribution Agent promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

c.              Delivery of Prospectus; Subsequent Changes. During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A under the Securities Act, it will use its commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Distribution Agent promptly of all such filings. If during the Prospectus Delivery Period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such Prospectus Delivery Period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Distribution Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay the filing of any amendment or supplement, if in the judgment of the Company, it is in the best interest of the Company.

d.              Listing of Placement Shares. During the Prospectus Delivery Period, the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on NASDAQ and to qualify the Placement Shares for sale under the securities laws of such jurisdictions in the United States as the Distribution Agent reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

e.              Delivery of Registration Statement and Prospectus. The Company will furnish to the Distribution Agent and its counsel (at the reasonable expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the Prospectus Delivery Period (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as the Distribution Agent may from time to time reasonably request and, at the Distribution Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Distribution Agent to the extent such document is available on EDGAR.

f.              Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

g.              Use of Proceeds. The Company will not use the Net Proceeds in any manner materially inconsistent with the description contained in the Prospectus in the section entitled “Use of Proceeds.”

h.              Notice of Other Sales. Without the prior written consent of the Distribution Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock during the period beginning on the date on which any Placement Notice is delivered to the Distribution Agent hereunder and ending on the third (3rd) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not Common Stock subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented; (ii) Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to the Distribution Agent, and (iii) Common Stock, or securities convertible into or exercisable for Common Stock, offered and sold in a privately negotiated transaction to vendors, customers, strategic partners or potential strategic partners or other investors conducted in a manner so as not to be integrated with the offering of Common Stock hereby.

i.              Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice, advise the Distribution Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Distribution Agent pursuant to this Agreement.

j.              Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by the Distribution Agent or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Distribution Agent may reasonably request.

k.              Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through the Distribution Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Distribution Agent with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

l.              Representation Dates; Certificate. Each time during the term of this Agreement that the Company:

(i)              amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares;

(ii)             files an annual report on Form 10-K under the Exchange Act;

(iii)            files its quarterly reports on Form 10-Q under the Exchange Act;

(iv)            files a current report on Form 8-K containing financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act; or

(v)             files any amendment to any of the types of filings described in the foregoing (ii), (iii) or (iv) containing amended or additional financial information or other material information;

(Each date of filing of one or more of the documents referred to in clauses (i) through (v), and each date reasonably requested by a Distribution Agent, shall be a “Representation Date.”)

the Company shall furnish the Distribution Agent (but in the case of clause (iv)  and (v) above only if the Distribution Agent determines that the information contained in such Form 8-K or amended Form 8-K is material) with a certificate, in the form attached hereto as Exhibit 7(1). The requirement to provide a certificate under this Section 7(1) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, (i) upon the delivery of the first Placement Notice hereunder and (ii) if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide the Distribution Agent with a certificate under this Section 7(1), then before any of the Distribution Agent sells any Placement Shares, the Company shall provide the Distribution Agent with a certificate, in the form attached hereto as Exhibit 7(1), dated the date of the Placement Notice.

m.              Legal Opinions. On or prior to the date of the first Placement Notice given hereunder the Company shall cause to be furnished to the Distribution Agent written opinions and negative assurances of Stradley Ronon Stevens & Young LLP (“Company Counsel”), or other counsel reasonably satisfactory to the Distribution Agent, each in form and substance reasonably acceptable to the Distribution Agent. Thereafter, promptly after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable (but in any event prior to the next succeeding Applicable Date), the Company shall cause to be furnished to the Distribution Agent the written opinion and negative assurances of Company Counsel in form and substance reasonably acceptable to the Distribution Agent, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided that, in lieu of such opinion or negative assurance for subsequent periodic filings under the Exchange Act, counsel may furnish the Distribution Agent with a letter (a “Reliance Letter”) to the effect that the Distribution Agent may rely on the opinion and/or negative assurance letter previously delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Reliance Letter).

n.              Comfort Letter. On or prior to the date of the first Placement Notice given hereunder and promptly after each subsequent Representation Date (but in any event prior to the next succeeding Applicable Date), other than pursuant to Section 7(i)(iii), the Company shall cause its independent accountants to furnish the Distribution Agent letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(n); provided, that if requested by any of the Distribution Agent, the Company shall cause a Comfort Letter to be furnished to the Distribution Agent within ten (10) Trading Days of such request following the date of occurrence of any restatement of the Company’s financial statements. The Comfort Letter from the Company’s independent accountants shall be in a form and substance reasonably satisfactory to the Distribution Agent, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

o.              Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M under the Exchange Act, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Distribution Agent.

p.              Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor the Subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act.

q.              No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and the Distribution Agent in their capacity as agents hereunder pursuant to Section 23, neither the Distribution Agent nor the Company (including its agents and representatives, other than the Distribution Agent in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

r.              Sarbanes-Oxley Act. The Company will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with GAAP, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

8.              Representations and Covenants of the Distribution Agent. The Distribution Agent represents and warrants that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which the Distribution Agent is exempt from registration or such registration is not otherwise required. The Distribution Agent shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which it is exempt from registration or such registration is not otherwise required during the term of this Agreement. The Distribution Agent shall comply with all applicable law and regulations, including but not limited to Regulation M, in connection with the transactions contemplated by this Agreement, including the issuance and sale through the Distribution Agent of the Placement Shares.

9.              Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto and each Free Writing Prospectus, in such number as the Distribution Agent shall deem reasonably necessary, (ii) the printing and delivery to the Distribution Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to the Distribution Agent, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Distribution Agent, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the fees and disbursements of Windels Marx Lane & Mittendorf, LLP, counsel to the Distribution Agent, up to $75,000; (vi) the fees and expenses of the transfer agent and registrar for the Common Stock, (vii) the filing fees incident to any review by FINRA of the terms of the sale of the Placement Shares, and (viii) the fees and expenses incurred in connection with the listing of the Placement Shares on NASDAQ.

10.            Conditions to the Distribution Agent’s Obligations. The obligations of the Distribution Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the due performance by the Company of its obligations hereunder, to the completion by the Distribution Agent of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by the Distribution Agent in its sole discretion) of the following additional conditions:

a.              Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice.

b.              No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

c.              No Misstatement or Material Omission. The Distribution Agent shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Distribution Agent’s reasonable opinion is material, or omits to state a fact that in any of the Distribution Agent’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

d.              Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

e.              Legal Opinions. The Distribution Agent shall have received the opinions and negative assurances of Company Counsel required to be delivered pursuant Section 7(m) on or before the date on which such delivery of such opinions are required pursuant to Section 7(m).

f.              Comfort Letter. The Distribution Agent shall have received the Comfort Letter required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such letter is required pursuant to Section 7(n).

g.              Representation Certificate. The Distribution Agent shall have received the certificate required to be delivered pursuant to Section 7(1) on or before the date on which delivery of such certificate is required pursuant to Section 7(1).

h.              No Suspension. Trading in the Common Stock shall not have been suspended on NASDAQ and the Common Stock shall not have been delisted from NASDAQ.

i.              Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(1), the Company shall have furnished to the Distribution Agent such appropriate further information, certificates and documents as the Distribution Agent may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish the Distribution Agent with such conformed copies of such opinions, certificates, letters and other documents as the Distribution Agent shall reasonably request.

j.              Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

k.              Approval for Listing. The Placement Shares shall either have been approved for listing on NASDAQ, subject only to notice of issuance, or the Company shall have filed an application for listing of the Placement Shares on NASDAQ at, or prior to, the issuance of any Placement Notice.

l.              No Termination Event. There shall not have occurred any event that would permit the Distribution Agent to terminate this Agreement pursuant to Section 13(a).

11.            Indemnification and Contribution.

a.              Company and Bank Indemnification. The Company and Bank, jointly and severally, shall indemnify and hold harmless the Distribution Agent, its respective partners, members, directors, officers, employees, counsel and agents and each person, if any, who controls the Distribution Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)              against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)             against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 11(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii)            against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with written information furnished to the Company by the Distribution Agent expressly for use in the Registration Statement (or any amendment thereto), or expressly for use in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

Notwithstanding the foregoing, the indemnification provided for in this Section 11(a) shall not apply to the Bank if a Governmental Entity having jurisdiction over the Bank by written communication addressed to the Bank or its board of directors, including in connection with any examination of the Bank, informs the Bank or its board of directors that such Governmental Entity has determined that such indemnification violates Section 23A of the Federal Reserve Act, as amended.

b.              Indemnification by the Distribution Agent. Distribution Agent agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 11(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of material fact made in the Registration Statement (or any amendments thereto) or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to such Distribution Agent and furnished to the Company in writing by such Distribution Agent expressly for use therein.

c.              Procedure. Any party that proposes to assert the right to be indemnified under this Section 11 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 11, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 11 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 11 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 11 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

d.              Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 11 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Distribution Agent, the Company and the Distribution Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Distribution Agent, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Distribution Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and a Distribution Agent on the other hand. The relative benefits received by the Company on the one hand and the Distribution Agent on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Distribution Agent (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Distribution Agent, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Distribution Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Distribution Agent agree that it would not be just and equitable if contributions pursuant to this Section 11(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 11(d) shall be deemed to include, for the purpose of this Section 11(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 11(c) hereof. Notwithstanding the foregoing provisions of this Section 11(d), the Distribution Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11(d), any person who controls a party to this Agreement within the meaning of the Securities Act or the Exchange Act, and any officers, directors, partners, employees or agents of the Distribution Agent, will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 11(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 11(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 11(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 11(c) hereof.

12.            Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 11 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Distribution Agent, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

13.            Termination.

a.              The Distribution Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Effect, or any development that is reasonably likely to have a Material Adverse Effect or, in the sole judgment of the Distribution Agent, is material and adverse and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Distribution Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Common Stock has been suspended or limited by the Commission or NASDAQ, or if trading generally on NASDAQ has been suspended or limited, or minimum prices for trading have been fixed on NASDAQ, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or Pennsylvania State authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. If a Distribution Agent elects to terminate this Agreement as provided in this Section 13(a), such Distribution Agent shall provide the required notice as specified in Section 14 (Notices).

b.              The Company shall have the right, by giving five (5) days’ notice to Distribution Agent as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

c.              The Distribution Agent shall have the right, by giving five (5) days’ notice to the Company as hereinafter specified to terminate this Agreement as to itself only, in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

d.              Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through the Distribution Agent on the terms and subject to the conditions set forth herein except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

e.              This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) shall remain in full force and effect. Upon termination of this Agreement, the Company shall not have any liability to a Distribution Agent for any discount, commission or other compensation with respect to any Placement Shares not otherwise sold by a Distribution Agent under this Agreement.

f.              Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until, if the notice is sent by the Company, the close of business on the date of receipt of such notice by Distribution Agent, or, if the notice is sent by the Distribution Agent, or until the close of business on the date of receipt of such notice by the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

14.            Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to the Distribution Agent, shall be delivered to:

D.A. Davidson & Co.
757 3rd Ave
Suite 1902
New York, NY 10017
Attention: Josh Nolan

Telephone: 410-463-1707

Email: jnolan@dadco.com

with a copy to:

Windels Marx Lane & Mittendorf LLP
120 Albany Street
New Brunswick, NJ 08901
Attention: Robert A Schwartz
Telephone: 732-448-2548
Email: rschwartz@windelsmarx.com

and if to the Company or the Bank, shall be delivered to:

MERIDIAN CORPORATION
9 Old Lincoln Highway
Malvern, PA 19335
Attention: Denise Lindsay
Telephone: (484) 568-5004
Email: dlindsay@meridianbanker.com

with a copy to:

Stradley Ronon Stevens & Young LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attention: Christopher S. Connell
Telephone: (215) 564-8138
Email: cconnell@stradley.com

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally, by email, or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which NASDAQ and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 14 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

15.            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Distribution Agent and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 11 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

16.            Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share consolidation, stock split, stock dividend, corporate domestication or similar event effected with respect to the Placement Shares.

17.            Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Distribution Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

18.            GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.            CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

20.            Use of Information. The Distribution Agent may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Company.

21.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission or email transmission in the form of a .pdf attachment.

22.            Effect of Headings. The section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

23.            Permitted Free Writing Prospectuses.

The Company represents, warrants and agrees that, unless it obtains the prior consent of Distribution Agent, and Distribution Agent represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Distribution Agent or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 23 hereto are Permitted Free Writing Prospectuses.

24.            Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

a.              Distribution Agent is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and Distribution Agent, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not Distribution Agent has advised or is advising the Company on other matters, and Distribution Agent has no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

b.              it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

c.              The Distribution Agent has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

d.              it is aware that Distribution Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and Distribution Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

e.              it waives, to the fullest extent permitted by law, any claims it may have against Distribution Agent for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that Distribution Agent shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of Distribution Agent’s obligations under this Agreement and to keep information provided by the Company to Distribution Agent and its counsel confidential to the extent not otherwise publicly-available.

25.            Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means (i) each Representation Date and (ii) the time of each sale of any Placement Shares pursuant to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; provided, however, that any information that has been “furnished” to rather than “filed” with the Commission under applicable Commission rules shall not be deemed to be included, unless otherwise specifically provided for herein.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by a Distribution Agent outside of the United States.

If the foregoing correctly sets forth the understanding among the Company, the Bank and Distribution Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Bank and the Distribution Agent.

Very truly yours,

MERIDIAN CORPORATION

By:	/s/ Christopher J. Annas
Name: Christopher J. Annas
Title: President and Chief Executive Officer

Very truly yours,

MERIDIAN BANK

By:	/s/ Christopher J. Annas
Name: Christopher J. Annas
Title: President and Chief Executive Officer

ACCEPTED as of the date first-above written:

D.A. DAVIDSON & CO.

By:	/s/ Jay L. Junior
Name: Jay L. Junior
Title: Managing Director

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	MERIDIAN CORPORATION

To:	D. A. Davidson & Co.

Attention:	[ ]

Subject:	Equity Distribution Agreement—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement by and between Meridian Corporation, a Pennsylvania corporation (the “Company”); D.A. Davidson & Co., a Montana corporation, dated February 20, 2025, the Company hereby requests that D.A. Davidson & Co. sell up to [                  ] shares of the Company’s Common Stock, par value $1.00 per share, at a minimum market price of $ [                ] per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

Compensation

The Company shall pay to the Distribution Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to 2.75% of the gross proceeds from each sale of Placement Shares.

The foregoing rate of compensation shall not apply when the Distribution Agent acts as principal, in which case the Company may sell the Placement Shares to the Distribution Agent as principal at a price agreed upon at the relevant Point of Sale pursuant to the applicable Placement Notice.

SCHEDULE 3

Notice Parties

The Company

Christopher J. Annas	President and Chief Executive Officer of Company
Denise Lindsay	Executive Vice President and Chief Financial Officer of Company

D.A. Davidson & Co.

Jay Junior	Managing Director, D.A. Davidson & Co.
Josh Nolan	Managing Director, D.A. Davidson & Co.
Peter Losty	Director, D.A. Davidson & Co.

With a copy to

SCHEDULE 6(g)

Subsidiaries

Subsidiary	Jurisdiction of Incorporation or Organization
Meridian Bank	Pennsylvania

Execution Copy

EXHIBIT 7(1)

Form of Representation Date Certificate

This Representation Date Certificate (this “Certificate”) is executed and delivered in connection with Section 7(1) of the Equity Distribution Agreement (the “Agreement”), dated February 20, 2025, and entered into by and among Meridian Corporation, a Pennsylvania corporation (the “Company”) and Meridian Bank, a Pennsylvania chartered bank (“Meridian or Bank”) and D.A. Davidson & Co. (the “Distribution Agent”). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

The Company hereby certifies as follows:

1.              As of the date of this Certificate (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) neither the Registration Statement nor the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading for this paragraph 1 to be true.

2.              Each of the representations and warranties of the Company contained in the Agreement were, when originally made, and are, as of the date of this Certificate, true and correct in all material respects, except for those representations and warranties that speak solely as of a specific date and which were true and correct in all material respects as of such date.

3.              Except as waived by the Distribution Agent in writing, each of the covenants required to be performed by the Company in the Agreement on or prior to the date of the Agreement, this Representation Date, and each such other date prior to the date hereof as set forth in the Agreement, has been duly, timely and fully performed in all material respects and each condition required to be complied with by the Company on or prior to the date of the Agreement, this Representation Date, and each such other date prior to the date hereof as set forth in the Agreement has been duly, timely and fully complied with in all material respects.

4.              Subsequent to the date of the most recent financial statements in the Prospectus to the date of this Certificate, and except as described in the Prospectus, including Incorporated Documents, there has been no Material Adverse Effect.

5.              No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or threatened by any securities or other governmental authority (including, without limitation, the Commission).

6.              No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Placement Shares under the securities or Blue Sky laws of any jurisdiction are in effect and no proceeding for such purpose is pending before, or threatened, to the Company’s knowledge or in writing by, any securities or other governmental authority (including, without limitation, the Commission).

The Bank hereby certifies that each of the representations and warranties of such Bank contained in the Agreement were, when originally made, and are, as of the date of this Certificate, true and correct in all material respects, except for those representations and warranties that speak solely as of a specific date and which were true and correct in all material respects as of such date.

Each of Company Counsel and [●] is entitled to rely on this Certificate in connection with the opinions that each firm is rendering pursuant to the Agreement.

The undersigned have executed this Officer’s Certificate as of the date first written above.

MERIDIAN CORPORATION

By:
Name:
Title:

MERIDIAN BANK

By:
Name:
Title:

EXHIBIT 23

Permitted Issuer Free Writing Prospectuses

None.